UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

MABVAX THERAPEUTICS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11588 Sorrento Valley Rd., Suite 20

San Diego, CA 92121

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K relating to MabVax Therapeutics Holdings, Inc., or MabVax Holdings, or management’s intentions, hopes, beliefs, expectations or predictions of the future, including statements relating to the combined company’s management and board of directors and any other statements about our management team’s future expectations, beliefs, goals, plans or prospects are forward-looking statements. Our actual results could differ materially from those projected in these forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in our proxy statement (File No. 000-31265), filed with the SEC on June 3, 2014, as supplemented and amended and in our reports on Forms 10-K, 10-Q and 8-K and other filings made with the SEC. We disclaim any intention or obligation to revise or update any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Item 1.01	Entry into a Material Definitive Agreement

The disclosures in Item 3.03 are hereby incorporated by reference to this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders

Temporary Waiver of Warrant Exercise Period

As reported on MabVax Holdings’ Current Report on Form 8-K filed with the SEC on May 12, 2014, MabVax Holdings entered into an Agreement and Plan of Merger, or the Merger Agreement, by and among MabVax Holdings, Tacoma Acquisition Corp., a Delaware corporation and wholly owned-subsidiary of MabVax Holdings, or Merger Sub, and MabVax Therapeutics, Inc., a Delaware corporation, or MabVax, pursuant to which Merger Sub merged with and into MabVax with MabVax surviving as a wholly-owned subsidiary of MabVax Holdings. This transaction is referred to as the Merger. As further disclosed on MabVax Holdings’ Current Report on Form 8-K filed on July 1, 2014, MabVax Holdings and MabVax, entered into an Amendment No. 1 to the Merger Agreement on June 30, 2014, or Amendment No. 1. As previously disclosed on MabVax Holdings’ Current Report on Form 8-K filed on July 9, 2014, the parties to the Merger Agreement entered into an Amendment No. 2 to the Merger Agreement on July 6, 2014, or Amendment No. 2, and on July 8, 2014, or the Closing Date, the parties completed the Merger. In connection with the Merger, MabVax Holdings issued its securities to MabVax’s security holders, as of the Closing Date and in exchange for securities owned by MabVax’s securityholders, as follows: (i) an aggregate of 9,349,841(1,168,730 post reverse split) shares of MabVax Holdings common stock, (ii) an aggregate of 2,762,841 shares of MabVax Holdings Series A-1 convertible preferred stock, par value $0.01 per share with such powers, designations, preferences and other rights as set forth in the Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock filed as Exhibit A to Amendment No. 2 included as Exhibit 2.1 of MabVax Holdings’ Current Report on Form 8-K filed with the SEC on July 9, 2014, (iii) warrants to purchase up to an aggregate of 16,442,087 (2,055,260 post reverse split) shares of MabVax Holdings’ common stock, with an exercise price of $0.4524974 per share and expiring on July 10, 2023, or the Merger Warrants, and (iv) options to purchase up to 1,552,694 (194,086 post reverse split) shares of common stock. The MabVax Holdings securities issued on May 12, 2014 in connection with the Merger were issued in a private placement transaction pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act. The Form of Merger Warrant was filed as Exhibit B to the Merger Agreement included as Exhibit 2.1 to MabVax Holdings’ Current Report on Form 8-K filed on July 9, 2014. As reported on its Current Report on Form 8-K filed with the SEC on September 9, 2014 and as noted above, MabVax Holdings effected a reverse stock split of its common stock at a ratio of 8 for 1 on September 8, 2014.

The preamble of the Merger Warrants contains limitations prohibiting the Merger Warrant holders from exercising the Merger Warrants prior to the one year anniversary of the Closing Date, or July 8, 2015. As reported on MabVax Holdings’ Current Report on Form 8-K filed with the SEC on September 3, 2014, MabVax Holdings sent a letter to the holders of the issued and outstanding Merger Warrants, or the Waiver Letter, waiving, on a limited basis, the provision set forth in the preamble of the Merger Warrants that the Merger Warrants not be exercised until July 8, 2015 and permitting the Merger Warrants to be exercised at any time during the period commencing on the date of the letter and ending on and including September 12, 2014, or the Waiver Period.

On or about September 30, 2014, MabVax Holdings plans to send a second letter to the holders of the issued and outstanding Merger Warrants, or the Waiver Extension Letter, waiving, on a limited basis, the provision set forth in the preamble of the Merger Warrants that the Merger Warrants may not be exercised until July 8, 2015 and permitting the Merger Warrants to be exercised, either through payment of the exercise price or on a net “cashless” basis, at any time during the period commencing on the date of the letter and ending on and including October 3, 2014, or the Waiver Extension Period. The Waiver Extension Letter also provides that, with respect to exercises pursuant to the Waiver Extension Letter during the Waiver Extension Period, the number of shares of MabVax Holdings common stock issuable upon cashless exercise shall be determined in accordance with the formula set forth in the Waiver Extension Letter rather than the formula set forth in Section 1(d) of the Merger Warrants.

MabVax Holdings’ management hopes that this second temporary waiver of the warrant exercise period limitation will gradually increase the number of its publicly held shares in furtherance of MabVax Holdings’ continued efforts to satisfy NASDAQ’s Initial Listing Standards and regain trading eligibility for shares of its common stock on the NASDAQ Capital Market as further described in MabVax Holdings’ Current Report on Form 8-K filed with the SEC on July 11, 2014. Shares of MabVax Holdings common stock issued upon exercise of the Merger Warrants will not be registered for resale during the Waiver Extension Period and will be subject to resale restrictions per Rule 144 as promulgated by the Securities Act.

The foregoing descriptions of the Merger Agreement, the Merger Warrants and the Waiver Letter and Waiver Extension Letter are not complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, which was attached as Exhibit 2.1 to MabVax Holdings’ Current Report on Form 8-K filed with the SEC on May 12, 2014, the full text of the Amendment No. 1 attached as Exhibit 2.1 to MabVax Holdings’ Current Report on Form 8-K filed with the SEC on July 1, 2014, the full text of the proxy statement (File No. 000-31265), filed with the SEC on June 3, 2014 as supplemented and amended, the full text of Amendment No. 2 attached as Exhibit 2.1 on MabVax Holdings’ Current Report filed with the SEC on July 9, 2014, the full text of the Merger Warrant attached as Exhibit 4.1 on MabVax Holdings’ 8-K filed with the SEC on July 9, 2014, the full text of the Waiver Letter attached as Exhibit 10.2 to MabVax Holding’s Current Report on Form 8-K filed with the SEC on September 3, 2014, and filed as Exhibit 10.2 to this Current Report and the full text of the Waiver Extension Letter attached as Exhibit 10.1 to this Current Report, the terms of which are each incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated July 7, 2014, by and among MabVax Therapeutics Holdings, Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 9, 2014)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated June 30, 2014, by and among MabVax Therapeutics Holdings, Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of MabVax Therapeutics Holdings, Inc.’s’ Current Report on Form 8-K filed with the SEC on July 1, 2014)

2.3	Agreement and Plan of Merger, dated May 12, 2014, between MabVax Therapeutics Holdings, Inc. Tacoma Acquisition Corp., Inc. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 12, 2014)

4.1	Form of Merger Warrant (incorporated by reference to Exhibit B to Amendment No. 2 attached as Exhibit 2.1 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 9, 2014)

10.1	Form of Waiver Extension Letter

10.2	Form of Waiver Letter (incorporated by reference to Exhibit 10.2 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on September 3, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: September 30, 2014	By:	/s/ J. David Hansen
Name: J. David Hansen
Title: President and Chief Executive Officer

Exhibit Number	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated July 7, 2014, by and among MabVax Therapeutics Holdings, Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 9, 2014)

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated June 30, 2014, by and among MabVax Therapeutics Holdings, Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of MabVax Therapeutics Holdings, Inc.’s’ Current Report on Form 8-K filed with the SEC on July 1, 2014)

2.3	Agreement and Plan of Merger, dated May 12, 2014, between MabVax Therapeutics Holdings, Inc. Tacoma Acquisition Corp., Inc. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 12, 2014)

4.1	Form of Merger Warrant (incorporated by reference to Exhibit B to Amendment No. 2 attached as Exhibit 2.1 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 9, 2014)

10.1	Form of Waiver Extension Letter

10.2	Form of Waiver Letter (incorporated by reference to Exhibit 10.2 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on September 3, 2014)